SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
August 23, 2005 (August 15, 2005)
TRIBEWORKS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-28675	94-337095

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
243 Front Street
San Francisco, California 94111
(Address of Principal Executive Offices) (Zip Code)
(415) 674-5555
(Registrant’s telephone number, including area code)

(Registrant’s Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01: CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT
SIGNATURES
EXHIBIT INDEX
Letter from Tauber & Balser, P.C.

ITEM 4.01: CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT
     Tauber & Balser, P.C. resigned as Tribeworks, Inc.’s (the “Company”) independent registered public accounting firm on August 15, 2005. Effective August 23, 2005, the Company appointed the firm of HLB Cinnamon Jang Willoughby, LLP as the Company’s certifying accountant. The change of certifying accountant has been approved by the Company’s Board of Directors.
     Tauber & Balser, P.C.’s reports on the consolidated financial statements of the Company and its subsidiaries as of and for the years ended December 31, 2004 and 2003 did not contain any adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principle, other than the qualification of the financial statements as to an uncertainty regarding the ability of the Company to continue as a going concern.
     During the years ended December 31, 2004 and 2003 and through August 23, 2005, there were no disagreements between the Company and Tauber & Balser, P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreements, if not resolved to the satisfaction of Tauber & Balser, P.C., would have caused them to make reference thereto in their reports on the Company’s financial statements for such years.
     During the years ended December 31, 2004 and 2003 and through August 23, 2005, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).
     The Company requested that Tauber & Balser, P.C. furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of Tauber & Balser, P.C.’s letter to the Securities and Exchange Commission is filed as Exhibit 16.1 to this Form 8-K.
     Prior to the engagement of HLB Cinnamon Jang Willoughby, LLP, neither the Company nor any of its representatives sought the advice of HLB Cinnamon Jang Willoughby, LLP regarding the application of accounting principles to a specific completed or contemplated transaction or the type of audit opinion that might be rendered on the Company’s financial statements, which advice was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue.
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
SIGNATURES

TRIBEWORKS, INC.
Date: 8/2205	/s/ David C. Hayes
DAVID C. HAYES,
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
16.1	Letter from Tauber & Balser, P.C. dated August 23, 2005.